UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2016

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3351 Michelson Drive, Suite 100

Irvine, CA 92612

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 10, 2016, pursuant to a letter agreement (the “Amendment”), Ingram Micro Inc. (“Ingram Micro”), Tianjin Tianhai Investment Company, Ltd. (“Tianjin Tianhai”) and GCL Acquisition, Inc. (“Merger Sub”) amended the Agreement and Plan of Merger, dated as of February 17, 2016 (the “Merger Agreement”), among Ingram Micro, Tianjin Tianhai and Merger Sub. Pursuant to the Amendment, the parties agreed to extend the First Extension (as defined in the Merger Agreement) of the End Date (as defined in the Merger Agreement) from November 13, 2016 to December 15, 2016 to allow for satisfaction of the remaining closing conditions under the Merger Agreement, including receipt of approval from China’s State Administration of Foreign Exchange (SAFE). The Merger Agreement otherwise remains in full force and effect in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as exhibit 2.1 hereto, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 10, 2016, Ingram Micro Inc. issued a press release announcing the extension of the End Date of the Merger Agreement to December 15, 2016 pursuant to the Amendment.

A copy of the press release relating to the foregoing is attached to this Report as Exhibit 99.1.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

2.1	Letter Agreement dated November 10, 2016 amending that certain Agreement and Plan of Merger, dated as of February 17, 2016, among Ingram Micro, Tianjin Tianhai and Merger Sub
99.1	Press release dated November 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INGRAM MICRO INC.
(Registrant)

Date: November 10, 2016	By:	/s/ Larry C. Boyd
Name: Larry C. Boyd
Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Item No.	Description

2.1	Letter Agreement dated November 10, 2016 amending that certain Agreement and Plan of Merger, dated as of February 17, 2016, among Ingram Micro, Tianjin Tianhai and Merger Sub
99.1	Press release dated November 10, 2016

4